Goodwill and Other Intangibles	12 Months Ended
Oct. 31, 2020
Text Block [Abstract]
Goodwill and Other Intangibles

NOTE 14: GOODWILL AND OTHER INTANGIBLES

The recoverable amount of the Bank’s CGUs is determined from internally developed valuation models that consider various factors and assumptions such as forecasted earnings, growth rates, discount rates, and terminal values reflecting terminal growth rates or terminal price-earnings multiples. Management is required to use judgment in estimating the recoverable amount of CGUs, and the use of different assumptions and estimates in the calculations could influence the determination of the existence of impairment and the valuation of goodwill. Management believes that the assumptions and estimates used are reasonable and supportable. Where possible, assumptions generated internally are compared to relevant market information. The carrying amounts of the Bank’s CGUs are determined by management using risk-based capital models to adjust net assets and liabilities by CGU. These models consider various factors including market risk, credit risk, and operational risk, including investment capital (comprised of goodwill and other intangibles). Any capital not directly attributable to the CGUs is held within the Corporate segment. As at the date of the last impairment test, the amount of capital was approximately $20.6 billion and primarily related to treasury assets and excess capital managed within the Corporate segment. The Bank’s capital oversight committees provide oversight to the Bank’s capital allocation methodologies.

The Bank assessed whether market conditions and uncertainty about the macroeconomic impacts of COVID-19, including on gross domestic product (GDP) growth, unemployment rates and interest rates, have resulted in an impairment of its goodwill and intangible assets. Having considered these indicators, the Bank concluded that there is no impairment in the carrying amount of its goodwill and intangible assets as of October 31, 2020.

Key Assumptions

The recoverable amount of each CGU or group of CGUs has been determined based on its estimated value-in-use. In assessing value-in-use, estimated future cash flows based on the Bank’s internal forecast are discounted using an appropriate pre-tax discount rate.

The following were the key assumptions applied in the goodwill impairment testing:

Discount Rate

The pre-tax discount rates used reflect current market assessments of the risks specific to each group of CGUs and are dependent on the risk profile and capital requirements of each group of CGUs.

Terminal Value

The earnings included in the goodwill impairment testing for each operating segment were based on the Bank’s internal forecast, which projects expected cash flows over the next five years. Beyond the Bank’s internal forecast, cash flows were assumed to grow at a steady terminal growth rate. Terminal growth rates were based on the expected long-term growth of gross domestic product and inflation and ranged from 2.0% to 4.0% (2019 – 2.0% to 4.0%). The pre-tax terminal multiples for the period after the Bank’s internal forecast were consistent with observable multiples of comparable financial institutions and ranged from 9 times to 14 times (2019 – 9 times to 13 times).

In considering the sensitivity of the key assumptions discussed above, management determined that a reasonable change in any of the above would not result in the recoverable amount of any of the groups of CGUs to be less than their carrying amount.

Goodwill by Segment

(millions of Canadian dollars)	Canadian Retail	U.S. Retail[1]	Wholesale Banking	Total
Carrying amount of goodwill as at November 1, 2018	$2,403	$13,973	$160	$16,536
Additions	432	–	–	432

Foreign currency translation adjustments and other	1	7	–	8

Carrying amount of goodwill as at October 31, 2019	$2,836	$13,980	$160	$16,976

Foreign currency translation adjustments and other	10	162	–	172
Carrying amount of goodwill as at October 31, 2020[2]	$2,846	$14,142	$160	$17,148

Pre-tax discount rates
2019	9.7–11.0%	9.6–11.8%	12.7%
2020	9.7–11.0	9.2–11.8	12.7

[1]	Goodwill predominantly relates to U.S. personal and commercial banking.
[2]	Accumulated impairment as at October 31, 2020 and October 31, 2019 was nil.

OTHER INTANGIBLES

The following table presents details of other intangibles as at October 31, 2020 and October 31, 2019.

Other Intangibles

(millions of Canadian dollars)	Core deposit intangibles	Credit card related intangibles	Internally generated software	Other software	Other intangibles	Total
Cost
As at November 1, 2018	$2,575	$759	$2,760	$300	$586	$6,980
Additions	–	83	541	63	163	850
Disposals	–	–	(40)	–	–	(40)
Fully amortized intangibles	–	–	(322)	(79)	–	(401)

Foreign currency translation adjustments and other	1	–	(12)	11	(6)	(6)

As at October 31, 2019	$2,576	$842	$2,927	$295	$743	$7,383
Additions	–	–	327	44	41	412
Disposals	–	–	(55)	(25)	–	(80)
Fully amortized intangibles	–	–	(391)	(37)	–	(428)

Foreign currency translation adjustments and other	30	2	26	1	6	65
As at October 31, 2020	$2,606	$844	$2,834	$278	$790	$7,352

Amortization and impairment
As at November 1, 2018	$2,404	$542	$1,031	$184	$360	$4,521
Disposals	–	–	(14)	–	–	(14)
Impairment losses	–	–	4	–	1	5
Amortization charge for the year	76	86	474	82	58	776
Fully amortized intangibles	–	–	(322)	(79)	–	(401)

Foreign currency translation adjustments and other	1	–	(6)	4	(6)	(7)

As at October 31, 2019	$2,481	$628	$1,167	$191	$413	$4,880
Disposals	–	–	(32)	(25)	–	(57)
Impairment losses	–	–	4	–	13	17
Amortization charge for the year	54	60	528	73	66	781
Fully amortized intangibles	–	–	(391)	(37)	–	(428)

Foreign currency translation adjustments and other	28	2	(1)	2	3	34
As at October 31, 2020	$2,563	$690	$1,275	$204	$495	$5,227
Net Book Value:
As at October 31, 2019	$95	$214	$1,760	$104	$330	$2,503
As at October 31, 2020	43	154	1,559	74	295	2,125